                                                                   Exhibit 10.33

                          LICENSE SOFTWARE ADDENDUM #8

                                       to

                       MASTER TECHNOLOGY LICENSE AGREEMENT

                                     between

                               KONICA CORPORATION

                                       and

                         PEERLESS SYSTEMS(R) CORPORATION



















Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

KONICA/PEERLESS Licensed Software Addendum #8 (SPS)                 CONFIDENTIAL
--------------------------------------------------------------------------------

                        LICENSED SOFTWARE ADDENDUM #8 TO
                       MASTER TECHNOLOGY LICENSE AGREEMENT
                             DATED JANUARY 16, 2000

         This Licensed Software Addendum #8 (hereinafter referred to as "Addendum #8") is entered into as of, January 1, 2002, (the "Effective Date") by and between by and between Konica Corporation, a Japanese corporation ("KONICA") and PEERLESS Systems(R) Corporation, a Delaware corporation ("PEERLESS"), pursuant to the provisions of the Master Technology License Agreement between those Parties dated January 16, 2000 (the "MTLA"). That MTLA provides that KONICA may license certain Licensed Products from PEERLESS pursuant to one or more Addenda to the MTLA executed by KONICA and PEERLESS. This Addendum #8 is hereby made part thereof, and the terms and conditions of the MTLA are incorporated by reference herein. This Addendum #8 contains the terms and conditions regarding the licensing of a certain PEERLESS Proprietary Software Product in Source and Object Code formats designated the PEERLESS SPS Software Development Kit compatible with WindRiver Systems VxWorks(R). PEERLESS hereby represents and Warrants to KONICA to agree to be bound by the terms and conditions of the MTLA as such may relate to this Addendum #8.

1. DEFINITIONS.

All capitalized terms used herein shall have the meaning specified in this Addendum #8 or, if not defined herein, then the meaning specified in the MTLA. For terms that are defined both in this Section 1 and in the MTLA, the definitions provided herein shall govern for all purposes hereof.

1.1 Derivative Work. "Derivative Work" means (i) for copyrightable or copyrighted material that is based on one or more pre-existing works, such as a revision, modification, translation, abridgment, condensation, expansion, or any other form in which pre-existing works may be recast, transformed, or adapted; and (ii) for patentable or patented material, any improvement thereon; and (iii) for material which is protected by trade secret, any new material derived from such existing trade secret material; including new material which may be protected or protectable by copyright, patent and/or trade secret, and that, if prepared without authorization of the owner of the copyright, patent and trade secret in such preexisting work, would constitute an infringement. "Derivative Work" expressly does not include, without limitation, the following: (a) pre-existing KONICA Technology or Confidential Information; (b) KONICA Technology or Confidential Information developed independently and without reference to any PEERLESS Confidential Information; (c) any third party Technology or Confidential Information; and (d) any modification, enhancement, addition, implementation, or any derivative whatsoever of the foregoing (a) through (c) as long as no PEERLESS Technology or Derivative Works thereof are included therein

1.2 KONICA Facilities. "KONICA Facilities" means the facilities set forth in
Section 10 herein, which are deemed to be the authorized KONICA Facilities as of the Effective Date.

1.3 KONICA Technology. "KONICA Technology" means any and all proprietary Code, technology, inventions, works of authorship, know-how, algorithms, methods, processes, procedures, techniques, solutions, and any other type of technical information developed by and/or used by KONICA, and which may be provided to PEERLESS.

1.4 PEERLESS Technology. "PEERLESS Technology" means any and all proprietary Code, technology, inventions, works of authorship, know-how, algorithms, methods, processes, procedures, techniques, solutions, and any other type of non-public technical information provided by PEERLESS and used to design, develop, test, manufacture or distribute the PEERLESS Proprietary Software Product, including without limitation, any and all Technology embodied in the PEERLESS Material and Source Materials, excluding any KONICA Technology.

1.5 Source Code. "Source Code" means Code in programming languages such as "C" and Fortran, including all comments and procedural code (e.g. job control language (JCL) statements), plus all related development

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Final (January 25, 2002)             Page 1     Initials: PEERLESS __; KONICA __

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KONICA/PEERLESS Licensed Software Addendum #8 (SPS)                 CONFIDENTIAL
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documents (e.g. flow charts, schematics, statements of principles of operations, end-user manuals, architectural standards, and any other specifications that are used to create or comprise the Source Code) and build procedures (e.g. batch files, member files, etc.)

1.6 Source License. "Source License" means the rights granted pursuant to
Section 2.1.1 of this Addendum #8.

1.7 Technology. "Technology" means any and all proprietary Code, technology, inventions, works of authorship, know-how, algorithms, methods, processes, procedures, techniques, solutions, and any other type of non-public technical information.

2 SOURCE AND OBJECT LICENSE AND OWNERSHIP

2.1 Description of License

         2.1.1- Source Code License Granted: Without limiting any of KONICA's rights under the MTLA and subject to the provisions of this Addendum #8 as well as payment of the applicable license fees specified in Section 3.1 hereof, PEERLESS grants KONICA a non-exclusive, non-assignable and non-transferable license to use, modify and make no more than five (5) copies of the Source Code for the PEERLESS Proprietary Software Product and Derivative Works thereof, KONICA may store and use the Source Code at the KONICA Facilities specified in
Section 10 below. This Source Code License is only valid in conjunction with the NEST OFFICE SDK License Agreement between the Parties.

         2.1.2 - Object Code License Granted: Without limiting any of KONICA's rights under the MTLA and subject to the provisions of this Addendum #8 as well as payment of the applicable license fees specified in Section 3.2 hereof, PEERLESS grants KONICA a non-exclusive, non-assignable and non-transferable license to create, demonstrate, disclose, use, make and distribute the PEERLESS Proprietary Software Product and Derivative Works thereof in Object Code format in conjunction with the Authorized KONICA Device(s) specified in Section 2.3 below. This Object Code License is only valid when the Licensed Product is shipped with a copy of the Licensed Product identified in the NEST OFFICE SDK License Agreement between the Parties in accordance with the terms and conditions of that Agreement.

2.2 Product Distribution: Subject to the provisions of Section 2.6.3, each Derivative Work made to the PEERLESS Proprietary Software Product, if it is to be distributed by KONICA in any products other than the Authorized KONICA Devices, requires the development and execution of a separate Licensed Software Addendum. The PEERLESS Proprietary Software Product and Derivative Works thereof covered in this Addendum #8 currently are limited for use in conjunction with the Authorized KONICA Device(s) designated in Section 2.3 below.

2.3 Authorized KONICA Device(s): KONICA is authorized to use and distribute the PEERLESS Proprietary Software Product listed below and Derivative Works thereof in object code format only in the following Authorized KONICA Device(s), each of which requires the execution of an separate Licensed Software Addendum:

                . Each existing or future KONICA imaging device products, including without limitation those bearing the dual brand name and those distributed on an OEM-basis

2.4 Term And Termination/Additional Rights After Termination: The term of the Source License shall be contemporaneous with the term of the License as determined in accordance with Section 6.1 of the MTLA. After termination of the Source License, KONICA may, in addition to any rights granted under the MTLA, retain one (1) copy of the PEERLESS Proprietary Software Product Source Code and Source Code Derivative Works thereof solely for providing maintenance support or similar services in connection with any Machine Executable Copies distributed pursuant to an Addendum to the MTLA.

2.5 Deliverables: PEERLESS shall transmit to one of the KONICA Facilities one
(1) copy of the Source Code and related standard documentation for the PEERLESS Proprietary Software Product.

2.6 Ownership:

         2.6.1 All processes, the pre-existing PEERLESS Proprietary Software Product (including documentation and Source Code), technology, trade secrets, know-how, and other non-public technical

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Final (January 25, 2002)             Page 2     Initials: PEERLESS __; KONICA __

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KONICA/PEERLESS Licensed Software Addendum #8 (SPS)                 CONFIDENTIAL
--------------------------------------------------------------------------------

information relating to the pre-existing PEERLESS Proprietary Software Product and any copyrights, patents, trademarks, or other intellectual property, technology, trade secrets, know-how, and other non-public technical information relating to the pre-existing PEERLESS Proprietary Software Product and any copyrights, patents, trademarks, or other intellectual property pertaining to any of the foregoing or other works provided by PEERLESS are and shall remain solely the property of PEERLESS.

         2.6.2 In the case of all Derivative Works contemplated or prepared under this Addendum #8 by either Party, PEERLESS shall continue to own the underlying Source and Object Code of the PEERLESS Proprietary Software Product and all proprietary rights thereto. Any Derivative Works made to the PEERLESS Proprietary Software Product solely by PEERLESS shall be owned by PEERLESS. Any Derivative Works made to the PEERLESS Proprietary Software Product jointly by KONICA and PEERLESS shall be owned solely by PEERLESS. KONICA is granted the non-exclusive, non assignable and non-transferable right and royalty-bearing license to use such Derivative Works as a whole to the same extent it is licensed to use the PEERLESS Proprietary Software Product as set forth in this Addendum #8 or as it may be licensed in a further Licensed Software Addendum to the MTLA. KONICA agrees that PEERLESS shall have an irrevocable, worldwide and royalty-free right of ownership to use such Derivative Works jointly made to the PEERLESS Proprietary Software Product by PEERLESS and KONICA and to use, sell, or otherwise dispose of same.

         2.6.3 Any and all Derivative Works wherein the modifications are made solely and exclusively by KONICA to the PEERLESS Proprietary Software Products shall be owned solely by PEERLESS. PEERLESS herein grants to KONICA an exclusive, paid-up license to use such Derivative Works as a whole to the same extent it is licensed to use the PEERLESS Proprietary Software Product as set forth in this Addendum #8 or as it may be licensed. in a further Licensed Software Addendum to the MTLA.

         2.6.4 Except as set out in Paragraphs 2.6.2 and 2.6.3 above or specifically agreed to between the Parties in a separate written agreement signed by both Parties, PEERLESS obtains no other rights or license whatsoever with respect to any KONICA intellectual property, confidential information or KONICA Technology, or any modification, enhancement, Derivative Work thereof, or addition thereto.

         2.6.5 As to each other only, the rights of either Party to use, copy, modify, demonstrate, and/or distribute the PEERLESS Proprietary Software Product or Derivative Works thereof are restricted by the scope of license granted under
Section 2 of the MTLA or as set out in this Addendum #8.

2.7 PEERLESS Proprietary Software Products:

                . PEERLESS SPS Software Developer Kit Compatible with VxWorks(R)
                  inclusive of PEERLESS' Novell NEST Office SDK.

2.8 Software Delivery: Promptly upon execution by both Parties of this Addendum #8.

3. SOURCE CODE LICENSE FEES, MAINTENANCE FEES AND ROYALTIES

3.1 Source Code License Fees. The one-time Source Code License Fee ("SCLF") is for the licenses granted in the manner hereinabove to the Source Code to the PEERLESS Proprietary Software Product for the development of KONICA's products. There is no right to distribute such Source Code to others without PEERLESS' prior written authorization.


The SCLF for the above named PEERLESS Proprietary Software Product for the KONICA Facilities listed in Section 10 shall be US$* (* dollars), payable within thirty (30) days after the date of last signature of this Addendum #8. KONICA recognizes and accepts that the SCLF is non-refundable, non-transferable and non-creditable.

3.2 Royalties. The per unit royalty for each Object Code copy of the PEERLESS Proprietary Software Product that is distributed in an Authorized KONICA Device shall be US$* (* dollars).

3.3 Maintenance Fees (*) Post-Warranty Technical Support and Maintenance is required to maintain the PEERLESS SPS SDK License. PEERLESS offers a separate annual Technical Support and

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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Final (January 25, 2002)             Page 3     Initials: PEERLESS __; KONICA __

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KONICA/PEERLESS Licensed Software Addendum #8 (SPS)                 CONFIDENTIAL
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Maintenance Agreement after the 90-day warranty period. It is agreed that following the initial 90 (ninety) day warranty period, for each 12 month period thereafter the effective date of this Addendum #8, KONICA shall pay to PEERLESS an Annual Technical Support and Maintenance Fee as detailed herein.

         Two support levels are available to KONICA:

         . Bronze Support: 15 hours of phone or email support and bug fixes for one year U.S.$ */year per site, and

         . Platinum Support: 30 hours of phone or email support, bug fixes & minor enhancements for one year U.S.$ */year per site.

KONICA must select the level of support in writing 30 (thirty) days prior to the expiration of the warranty period. If KONICA has not made a selection in writing within the above deadline for the first year, KONICA shall commit to Platinum Support for the first year. For all subsequent years, if KONICA has not made a selection in writing within the above deadline for the upcoming year, KONICA shall commit to continuing the current level of support.

Such Software Maintenance Agreement shall provide KONICA, without limitation, Update Releases. The term "Update Releases" means a version of the PEERLESS Proprietary Software Product that is commercially released at PEERLESS' sole discretion by PEERLESS for general distribution, for the purposes of (1) correcting program defects in the PEERLESS Proprietary Software Product and (2) improving functionality of the PEERLESS Proprietary Software Product. Each Update Release will be designated by PEERLESS at its sole discretion by a version number (X.X) that differs from the version number of the Current Release only in the digits to the right of the decimal point (X.X).

4. COPYRIGHT NOTICES For the purpose of this Addendum #8, the copyright notices required are:

                        Copyright (C) 2001 PEERLESS, Inc.

Notwithstanding the foregoing, PEERLESS and KONICA may negotiate, on a specific application basis, variations from the copyright notice described under this
Section 4 for the Licensed Products. However, it is agreed between the Parties, that KONICA may make no such variation without the prior written approval of PEERLESS.

5. ANNOUNCEMENTS. For the purpose of this Addendum #8, KONICA's obligations pursuant to Sections 15.1 and 15.2 of the MTLA remain unchanged.

6. TRAINING. KONICA shall pay for any training at PEERLESS' then current rates for such training.

7. TELEPHONE SUPPORT. Under this Addendum #8, PEERLESS shall provide only the telephone support required by the Maintenance Fees in Section 3.3 above to KONICA during PEERLESS' normal working hours (8:00 AM to 5:00 PM PST/PDT). KONICA shall provide PEERLESS the name of KONICA employee(s) that shall be the sole and exclusive employee(s) that may contact PEERLESS with questions regarding the PEERLESS Materials and PEERLESS Technology.

8. WARRANTY. The duration of warranties for the PEERLESS Proprietary Software Product under the Section 8 of the MTLA shall be for * (*) days after acceptance by KONICA, as described hereinafter. PEERLESS warrants that the PEERLESS Proprietary Software Products provided or modified under this Addendum #8 will perform substantially in accordance with the user's manual and instructions furnished by PEERLESS. After a thirty day period following delivery of the modified PEERLESS Proprietary Software Product during which KONICA will complete its compile, link, QA and acceptance activities, and notify PEERLESS in writing of its acceptance that such PEERLESS Proprietary Software Product is fully functional according to the user's manual and instructions furnished by PEERLESS and has an acceptable build procedure, PEERLESS will provide a 90 (ninety) day warranty period. If KONICA does not so notify PEERLESS within the 30 day period, the Parties agree that in such an event, KONICA accepts said PEERLESS Proprietary Software Product as received.

9. INDEMNIFICATION. PEERLESS shall defend and hold harmless KONICA from any liabilities to any third parties, as finally awarded by a court of competent jurisdiction, arising out of, and any costs and

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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Final (January 25, 2002)             Page 4     Initials: PEERLESS __; KONICA __

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KONICA/PEERLESS Licensed Software Addendum #8 (SPS)                 CONFIDENTIAL
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expenses of defending or settling, any claim that the PEERLESS Proprietary
Software Product or any part thereof infringes any copyright, patent or trade secret existing at the time of this Addendum #8 under the same terms, conditions and limitations that PEERLESS indemnifies KONICA under the MTLA.

10. AUTHORIZED KONICA AFFILIATES AND SUBSIDIARIES FACILITIES. KONICA, composed of the Affiliates and Subsidiaries listed herein shall use the PEERLESS Proprietary Software Product only at the KONICA Facility located at No. 2970, Ishikawa-cho, Hachioji-shi, Tokyo, Japan 192-8505 ("KONICA Facility"). KONICA shall designate any additional laboratory sites in writing to PEERLESS. KONICA may make a written request, and PEERLESS shall not unreasonably withhold a change of venue for any of the site licenses granted in this Addendum #8. The Authorized KONICA Device(s) shall be manufactured at and by a semiconductor manufacturer to be designated by KONICA.

IN WITNESS WHEREOF, the Parties hereto have executed this Licensed Software Addendum #8 as of the Effective Date.

KONICA CO., LTD.                                 PEERLESS SYSTEMS CORPORATION
By:                                              By:

/s/ Yoshiaki Ando                                /s/ Ron Davis
--------------------------------------------     -------------------------------
(Authorized Signature)                           (Authorized Signature)
Name: Yoshiaki Ando                              Name: Ron Davis

Title: General Manager of Planning Department: Title: Vice President of Sales Business Machines Sales and Marketing Division

Date: January 29, 2002                          Date: January 29, 2002

///

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Final (January 25, 2002)             Page 5     Initials: PEERLESS __; KONICA __

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KONICA/PEERLESS Licensed Software Addendum #8 (SPS)                 CONFIDENTIAL
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                     EXHIBIT A - PAYMENTS AND PAYMENT TERMS

1.0 PER UNIT LICENSE FEES: For each Authorized KONICA Device shipped pursuant to this Addendum #8, PEERLESS and KONICA agree that there shall be a non-refundable, non-transferable and non-creditable Per Unit License Fee due and to be paid to PEERLESS.

2.0 OTHER PROVISIONS: KONICA shall pay royalties due on the Authorized KONICA Devices shipped to KONICA OEMs hereunder in United States dollars. The Per Unit License Fee obligation shall accrue at the time each Authorized KONICA Device containing the Licensed Product(s) is shipped to a KONICA OEM, but shall be reported and paid on a calendar quarter basis.

KONICA agrees to make such report within * (*) days following the end of each calendar quarter, and make payment within * (*) days following the end of each calendar quarter, commencing with the date of first shipment and continuing until KONICA discontinues shipping the Authorized KONICA Device containing Licensed Product(s). KONICA will notify in writing PEERLESS at the time of the discontinuance of the Authorized KONICA Device. KONICA will also provide PEERLESS each quarter a rolling monthly forecast for the subsequent six months of the Authorized KONICA Devices containing the Licensed Product(s).

License fees for the PCL fonts and font scaling technology are not included in the KONICA Per Unit License Fees outlined above. These fees must be negotiated with, and paid directly to, Bitstream, Inc. and/or the Agfa Corporation.

2.1 BUY DOWN: Without limiting any of KONICA's rights under the MTLA, and subject to the provisions of this Addendum #8 and the NEST Office SDK License Agreement as well as the payment of all applicable fees as stated in this Exhibit A for the term of such license, PEERLESS grants to KONICA reduced Per Unit License Fee for the PEERLESS Proprietary Software Products identified in
Section 2.7 of this Addendum #8:

     2.1.1 Buy Down Payment. PEERLESS has granted KONICA a buy down rate for PEERLESS Licensed Products contained in the Authorized KONICA Devices. This buy down rate shall be granted upon the non-refundable, non-transferable and non-creditable payment of U.S.$ * (* dollars), due and payable as of the *. This buy down payment shall be paid on the following dates:

           Payment of U.S.$ * (* dollars) no later than *
           Payment of U.S.$ * (* dollars) no later than *
           Payment of U.S.$ * (* dollars) no later than *
           Payment of U.S.$ * (* dollars) no later than *
           Payment of U.S.$ * (* dollars) no later than *
           Payment of U.S.$ * (* dollars) no later than *
           Payment of U.S.$ * (* dollars) no later than *

       2.1.2 Buy Down Terms and Conditions. The terms and conditions of the buy down rate granted to KONICA are as follows:

         a) The application of the buy down rate shall apply to the use of the following named PEERLESS Licensed Products: PEERLESS' Novell NEST Office SDK, PEERLESS SPS Software Development Kit compatible with WindRiver Systems VxWorks(R).

         b) The following named KONICA Authorized Devices, including those which have been renamed by KONICA Authorized OEM Remarketers, may be distributed with the following reduced recurring Per Unit License Fee for each Object Code copy of the named PEERLESS Licensed Products distributed as set out in Table 1 below:

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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Final (January 25, 2002)             Page 6     Initials: PEERLESS __; KONICA __

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KONICA/PEERLESS Licensed Software Addendum #8 (SPS)                 CONFIDENTIAL
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         Authorized KONICA Devices shall be named in a separate Agreement.

                                TABLE 1 - PER UNIT FEES

              --------------------------------- --------------------------------
              PEERLESS Licensed Products        Per Unit License Fee under Block
                                                           License
              --------------------------------- --------------------------------
              PEERLESS' SPS Software                         US$*
              Development Kit compatible with
              WindRiver Systems VxWorks(R)
              inclusive of PEERLESS' Novell
              NEST Office SDK

              --------------------------------- --------------------------------

         c) KONICA will apply the above stated recurring Per Unit License Fee to the actual number of Authorized KONICA Devices shipped which contain the Object Code copies of the PEERLESS Licensed Products set out in 2.5.2 (a) above, and will thus calculate the equivalent earned recurring license fee.

         d) The Source Code License Fee of US$* (* dollars) is waived in recognition of the buy down payment.

         e)   The fee for the first year of Platinum Support as identified in
              Section 3.3 of this LSA #8 is waived in recognition of the buy down payment.

         f) The buy down rate shall be valid as long as KONICA is committed to a minimum support level of Bronze Support as identified in Section
              3.3 of this Addendum #8. If the buy down rate is no longer in effect, KONICA will be required to pay the Per Unit Royalty identified in Section 3.2 of this Addendum #8.

         g) The Access Fee, Royalties, and Minimum Annual Royalty identified in Sections 11.a, b, & c of the NEST Office SDK License Agreement Supplement shall be waived for every full calendar quarter that the buy down rate is valid. If the buy down rate is no longer in effect, KONICA will be required to pay the Access Fee, Royalties, and Minimum Annual Royalty identified in Sections 11.a, b & c of the NEST Office SDK License Agreement.

///End

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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Final (January 25, 2002)             Page 7     Initials: PEERLESS __; KONICA __